Exhibit 99.1

Media Contact:	Investor Relations Contact:
Jaime Spuhler	Carolyn Bass
Taleo Corporation	Market Street Partners
904-493-8851	415-445-3234
jspuhler@taleo.com	ir@taleo.com

Taleo Reports Strong Second Quarter 2008 Results

Posts Record Revenues; New Customers Reach All-Time High

Dublin, Calif. – July 31, 2008 – Taleo (NASDAQ: TLEO), the leading provider of on demand talent management solutions, today announced financial results for the second quarter ended June 30, 2008.

Quarterly Highlights Include:

•	Record revenues of $38.8 million for the second quarter of 2008, an increase of 25% year-over-year.
•	Signed over 225 new customers, an all-time high.
•	Signed definitive agreement to acquire Vurv.
•	GAAP net income of $1.1 million, or $0.04 per fully diluted share.
•	Non-GAAP net income of $4.2 million, or $0.15 per fully diluted share.
•	Customer base grew to over 1,900 customers with more than 1.5 million users.

“Taleo achieved record performance across the organization, posted record revenues, and set a record for the number of new customers.  Our results highlight both the growing demand for talent management solutions in large and small companies regardless of the economic environment,” stated Michael Gregoire, Chairman and CEO of Taleo.  “I am also proud that we were able to perform at this level, while simultaneously working on closing our acquisition of Vurv.  Taleo’s ability to innovate and execute has helped enhance our leadership position.”

Other significant achievements during the second quarter 2008 include:

•
Acquired 25 New Taleo Enterprise Edition™ Customers. Demand for Taleo’s talent management solutions continued with the Company signing 25 new enterprise customers bringing Taleo’s customer base to over 350 organizations around the world.  New Taleo Enterprise Edition™ customers in North America included AT&T, Adobe, Allergan, Avanade, Blue Cross Blue Shield of Michigan, CSX Transportation, Cymer, Enterprise Product Partners, Harris Teeter, Herbalife, Manpower, Plantronics, The Nielsen Company and US Foodservice.

•
Achieved Significant International Growth. Revenues from outside of North America grew by 83% over the same period last year and represented 13% of total revenues. New international customers included Cargotec, Veolia, AirFrance, Baloise, Eiffage, Manpower and Vic Roads.

•
Momentum in Performance Management. Just one quarter after the general availability of Taleo PerformanceTM, the Company closed enterprise deals in North America and Europe, including InterContinental Hotels Group, Children’s Healthcare of Atlanta, and North Shore Long Island Jewish Health System.

•
Signed Record Number of New SMB Customers. Taleo Business Edition™, a recruiting solution targeted at companies with less than 3,000 employees, welcomed over 200 new customers further establishing Taleo as the leader for SMB Recruiting. New TBE customers include Eclipse Aviation Corp, RAND Worldwide, RightNow Technologies, Pearl Izumi, Masimo Corporation, Verified Person, Conklin Cars, Yelp, Inc., First Guaranty Bank, Taco Johns, Wolfgang Puck Express, Red Bull Australia, SABMiller (makers of MillerCoors), and the Abu Dhabi Audit Authority.

•
Launched Taleo Edge. Taleo Edge is a tailored offering of Taleo Enterprise for  mid-market companies with between 2,500 and 10,000 employees. During the quarter, Taleo closed its first Taleo Edge deal with NetJets.

•
Expanded User Community. Taleo grew its global presence by adding more than 116,000 new users to bring the total number of users to over 1.5 million worldwide, working with candidates in 25 languages and over 190 countries and territories.

•	Recognized as Breakaway Leader. Taleo was positioned by Gartner, Inc. as the clear leader within the Leaders’ Quadrant in Gartner’s "Magic Quadrant for E-Recruitment Software, 2008" report.
•	Demonstrated Industry Leading Scale and Stability. Taleo processed more than 394,000 hires, from over 9.3 million applicants through its unified on demand platform.

“Subsequent to the close of the second quarter, we completed the acquisition of Vurv, bolstering Taleo's leadership position in talent management.  Vurv brings additional scale, resources and expertise to meet the growing demand for Taleo’s solutions.  Together we look forward to bringing innovative new offerings to market and defining the future of talent management,” concluded Michael Gregoire, Chairman and CEO of Taleo.

Taleo delivered the following results for the second quarter ended June 30, 2008:

Revenue: Total revenue for the second quarter was $38.8 million, representing an increase of 25% on a year-over-year basis. Application revenue for the second quarter was $30.9 million, an increase of 21% on a year-over-year basis.

Net Income (Loss) and Net Income (Loss) Per Share to Common Stockholders: Net income in accordance with accounting principles generally accepted in the United States, or GAAP, was $1.1 million for the second quarter, compared to a net loss of ($1.8) million for the same period last year, driven primarily from the recording of a net, non-cash income tax reserve of $2.9 million. Net income for the second quarter of 2008 and 2007 includes share-based compensation expense of $2.8 million and $1.6 million, respectively, pursuant to the adoption on January 1, 2006 of Financial Accounting Standards Board (FASB) Statement No. 123(R), “Share-Based Payment” (SFAS 123(R)), which requires companies to expense the fair value of employee stock options and similar stock based compensation awards. Net income per fully diluted share was $0.04 for the second quarter of 2008 based on 29.1 million weighted average shares outstanding compared to net loss per fully diluted share of ($0.07) for the same period in 2007 based on 23.9 million weighted average shares outstanding.

Non-GAAP Net Income and Non-GAAP Net Income Per Share: Non-GAAP net income, which excludes share-based compensation expense pursuant to SFAS 123(R), amortization of acquired intangibles, restructuring charges, non-cash income tax reserve, and non-cash tax valuation adjustments was $4.2 million for the second quarter of 2008, compared to a non-GAAP net income of $2.8 million in the same period last year. Non-GAAP net income per fully diluted share was $0.15 for the second quarter of 2008 based on 29.1 million weighted average shares outstanding compared to non-GAAP net income per fully diluted share of $0.10 for the same period in 2007 based on 28.2 million weighted average shares outstanding.

Conference Call Details
In conjunction with this announcement, Taleo will host a conference call today at 5:00 p.m. EDT to discuss the Company's second quarter 2008 financial results. A live and replay Webcast of the call will be available at the Investor Relations section of Taleo's website at www.taleo.com.  The live call may be accessed by dialing 800-901-5213 (domestic) or 617-786-2962 (international) and referencing passcode: 2831-3733.  A replay of the call can also be accessed by dialing 888-286-8010 (domestic) or 617-801-6888 (international), and referencing passcode: 5357-4949.

About Taleo
Taleo (NASDAQ: TLEO) is the leader in on demand unified talent management solutions that empower organizations of all sizes, around the world to assess, acquire, develop and align their workforce for improved business performance. Following its acquisition of Vurv, more than 3,600 organizations use Taleo, including 47 of the Fortune 100 and over 150 of the Fortune 500, for talent acquisition and performance management, in 200 countries and territories. Known for its strong configurability and usability, Taleo's talent management platform runs on a world-class infrastructure and offers 99.9% availability.

Forward-looking Statements
This release contains forward-looking statements, including statements regarding Taleo’s future financial performance, new product development, market growth, the demand for Taleo’s solutions, the impact of Taleo’s acquisition of Vurv, and general business conditions. Any forward-looking statements contained in this press release are based upon Taleo's historical performance and its current plans, estimates and expectations and are not a representation that such plans, estimates, or expectations will be achieved. These forward-looking statements represent Taleo's expectations as of the date of this press announcement. Subsequent events may cause these expectations to change, and Taleo disclaims any obligation to update the forward-looking statements in the future. These forward-looking statements are subject to known and unknown risks and uncertainties that may cause actual results to differ materially. Further information on potential factors that could affect actual results is included in Part I, Item 1A of Taleo’s Annual Report on Form 10-K, as filed with the SEC on March 14, 2008, in Part II, Item 1A of Taleo’s Quarterly Report on Form 10-Q, as filed with the SEC on May 12, 2008, and in other reports filed by Taleo with the SEC.

Non-GAAP Financial Measures
Taleo has provided in this release financial information that has not been prepared in accordance with GAAP. This information includes non-GAAP net income and non-GAAP net income per share. Taleo uses these non-GAAP financial measures internally in analyzing its financial results and believes they are useful to investors, as a supplement to GAAP measures, in evaluating Taleo's ongoing operational performance. Taleo believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating ongoing operating results and trends and in comparing its financial measures with other companies in Taleo’s industry, many of which present similar non-GAAP financial measures to investors. As noted, the non-GAAP financial measures discussed above exclude share-based compensation expense pursuant to SFAS 123(R), amortization of acquired intangibles, restructuring charges, non-cash income tax reserve and non-cash tax valuation adjustments.  Non-GAAP financial measures should not be considered in isolation from, or as a substitute for, financial information prepared in accordance with GAAP. Investors are encouraged to review the reconciliation of these non-GAAP measures to their most directly comparable GAAP financial measure as detailed above. As previously mentioned, a reconciliation of GAAP to the non-GAAP financial measures has been provided in the tables included as part of this press release.

Taleo Corporation
Condensed Consolidated Balance Sheets
(All amounts in thousands)
(Unaudited)

	June 30,	December 31,
	2008	2007
ASSETS
Current assets:
Cash and cash equivalents	$104,735	$86,135
Restricted cash	289	288
Accounts receivable, net	29,558	30,255
Prepaid expenses and other current assets	6,152	5,912
Investment credit receivable	5,985	4,734
Total current assets	146,719	127,324

Property and equipment, net	21,131	23,178
Restricted Cash	628	838
Other assets	5,721	2,147
Goodwill	9,707	9,785
Other Intangibles, net	1,186	1,404
Total assets	$185,092	$164,676

LIABILITIES AND STOCKHOLDERS' EQUITY
Current liabilities:
Accounts payable and accrued liabilities	$24,558	$20,623
Deferred revenue and customer deposits	42,498	36,752
Capital lease obligation, short-term	18	38
Total current liabilities	67,074	57,413

Customer deposits and long term deferred revenue	1,254	273
Other liabilities	3,684	4,535
Capital lease obligation, long-term	11	16
Class B redeemable common stock	-	-
Total liabilities	72,023	62,237

Exchangeable share obligation	226	331

Stockholders' equity:
Capital stock	-	-
Additional paid-in capital	159,765	151,593
Accumulated deficit	(48,712)	(51,387)
Treasury stock	(66)	(195)
Accumulated other comprehensive income	1,856	2,097
Total stockholders' equity	112,843	102,108
Total liabilities and stockholders' equity	$185,092	$164,676

Taleo Corporation
Condensed Consolidated Statements of Operations
(All amounts in thousands except per share data)
(Unaudited)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2008	2007	2008	2007

Revenue:
Application	$30,875	$25,596	$61,076	$49,251
Consulting	7,929	5,358	14,967	10,420
Total revenue	38,804	30,954	76,043	59,671

Cost of revenue (note 1):
Application	6,320	5,304	12,574	10,368
Amortization of acquired intangibles	36	36	72	72
Total cost of application revenue	6,356	5,340	12,646	10,440
Consulting	5,559	4,670	11,283	8,459
Total cost of revenue	11,915	10,010	23,929	18,899

Gross profit	26,889	20,944	52,114	40,772

Operating expenses (note 1):
Sales and marketing	11,832	8,471	22,502	16,988
Research and development	7,366	5,492	14,399	10,895
General and administrative	7,196	6,482	13,763	11,876
Restructuring	281	-	281	-
Total operating expenses	26,675	20,445	50,945	39,759

Income from operations	214	499	1,169	1,013

Other income / (expense):
Interest income	518	676	1,296	1,349
Interest expense	(41)	(10)	(86)	(29)
Total other income	477	666	1,210	1,320

Income before provision / (benefit) for income tax	691	1,165	2,379	2,333

Provision / (benefit) for income taxes	(383)	2,918	(296)	3,178

Net income / (loss) attributable to Class A common stockholders	$1,074	$(1,753)	$2,675	$(845)

Net income / (loss) per share attributable to Class A common stockholders - basic	$0.04	$(0.07)	$0.10	$(0.04)

Net income / (loss) per share attributable to Class A common stockholders - diluted	$0.04	$(0.07)	$0.09	$(0.04)

Weighted average Class A common shares - basic	25,708	23,908	25,538	23,359

Weighted average Class A common shares - diluted	29,070	23,908	28,994	23,359

NOTES

1. Includes share-based compensation expense pursuant to SFAS 123(R)
Application cost of revenue	$134	$79	$260	$142
Consulting cost of revenue	192	121	374	211
Cost of revenue subtotal	326	200	634	353

Sales and marketing operating expense	886	403	1,522	763
Research and development operating expense	287	285	586	528
General and administrative operating expense	1,256	692	2,490	1,321
Operating expense subtotal	2,429	1,380	4,598	2,612

Total share-based compensation expense	$2,755	$1,580	$5,232	$2,965

Taleo Corporation
Condensed Consolidated Statements of Operations (Continued)
(All amounts in thousands except per share data)
(Unaudited)

Reconciliation of GAAP net income / (loss) and non-GAAP net income:
	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2008	2007	2008	2007
GAAP net income / (loss) reported above	$1,074	$(1,753)	$2,675	$(845)
Add back:
Share-based compensation expense (SFAS 123(R))	2,755	1,580	5,232	2,965
Amortization of acquired intangibles	109	97	218	149
Restructuring expense	281	-	281	-
Non-cash tax valuation adjustment	-	-	(262)	-
Non-cash income tax reserve	-	2,899	-	2,899
	3,145	4,576	5,469	6,013

Non-GAAP net income	$4,219	$2,823	$8,144	$5,168

Non-GAAP net income per share
Basic	$0.16	$0.12	$0.32	$0.22
Diluted	$0.15	$0.10	$0.28	$0.20

Reconciliation of basic and fully diluted share count:
Basic	25,708	23,908	25,538	23,359
Add: Weighted Average - Series B common stock	462	1,274	512	1,476
Weighted Average - warrants & options	2,900	3,057	2,944	1,545
Diluted	29,070	28,239	28,994	26,380

Taleo Corporation
CONSOLIDATED STATEMENTS OF CASH FLOWS
(All amounts in thousands)
(Unaudited)

	Six Months Ended June 30,
	2008	2007

Cash flows from operating activities:
Net income / (loss)	$2,675	$(845)
Adjustments to reconcile net income / (loss) to net cash provided by operating activities:
Depreciation and amortization	4,726	2,827
Amortization of tenant inducements	(76)	(93)
Stock-based compensation expense	5,232	2,965
Director fees settled with stock	119	112
Bad debt expense	100	310
Interest earned on restricted cash	-	1
Changes in working capital accounts:
Accounts receivable	544	(5,986)
Prepaid expenses and other assets	(3,824)	(1,272)
Investment credit receivable	(1,393)	1,115
Accounts payable and accrued liabilities	4,355	(218)
Deferred revenue and customer deposits	6,818	10,747
Net cash provided by operating activities	19,276	9,663
Cash flows from investing activities:
Acquisition of property and equipment	(3,625)	(4,082)
Restricted cash - decrease	210	2,704
Acquisition of business	-	(3,071)
Net cash used in investing activities	(3,415)	(4,449)
Cash flows from financing activities:
Principal payments on capital lease obligations	(24)	(308)
Proceeds from stock options and warrants exercised	2,725	5,083
Net cash provided by financing activities	2,701	4,775
Effect of exchange rate changes on cash and cash equivalents	38	246
Increase in cash and cash equivalents	18,600	10,235
Cash and cash equivalents:
Beginning of period	86,135	58,785
End of period	$104,735	$69,020
Supplemental cash flow disclosures:
Cash paid for interest	$1	$7
Cash paid for income taxes	$44	$124
Supplemental disclosure of non-cash financing and investing activities:
Property and equipment purchases included in accounts payable and accrued liabilities	$2,487	$3,686
Class B common stock exchanged for Class A common stock	$96	$393 *
Treasury stock issued under ESPP	$701	$450
Treasury stock acquired to settle employee withholding liability	$573	$292

* The amount previously reported in noncash activity disclosure of the condensed consolidated statements of cash flows for the quarter ended June 30, 2007 was erroneously based on the fair value (rather than the book value) of such shares exchanged of $16,101, and such error in disclosure has been corrected to reflect the exchange at book value of $393.

# # #

Media Contact:
Jaime Spuhler
Taleo Corporation
(904) 493-8851
jspuhler@taleo.com

Investor Relations Contact:

Carolyn Bass

Market Street Partners

(415) 445-3234

e-mail: ir@taleo.com